PRIVATE PLACEMENT SUBSCRIPTION

LEXARIA CORP.
Suite 950, 1130 West Pender Street,
Vancouver, B.C., Canada, V6E 4A4

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on page 2 of this Subscription Agreement.

2.	COMPLETE the Prospective Investor Suitability Questionnaire attached as Appendix 1 to this Subscription Agreement and the Canadian Questionnaire attached as Appendix 2 to this Subscription Agreement.

3.	COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaire, to the Company at:

Lexaria Corp. c/o
Macdonald Tuskey, Corporate and Securities Lawyers
400 – 570 Granville Street,
Vancouver, BC, Canada, V6C 3P1
Attention: William L. Macdonald

If you have any questions please contact Chris Bunka, Chief Executive Officer of the Company, at: 604-602-1675

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:      Lexaria Corp.   (the “Company”)

Subject and pursuant to the attached “Terms and Conditions” of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

Units
US$0.35 per Unit for a total purchase price of US$
The Subscriber owns, directly or indirectly, the following securities of the Company:

[Check if applicable] The Subscriber is [ ] an affiliate of the Company

The Subscriber directs the Company to issue, register and deliver the certificates representing the Shares and Warrants as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Tax I.D./E.I.N./S.S.N.	Telephone Number

EXECUTED by the Subscriber this _______day of _____________, 2011.

WITNESS:	EXECUTION BY SUBSCRIBER:

X
Signature of Witness	Signature of individual (if Subscriber is an individual)
X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)
ACCEPTED and EFFECTIVE this ______ day of ____________________ , 2011
LEXARIA CORP.	Address of Subscriber (residence)
per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No.:

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET

TERMS AND CONDITIONS

1.                       Subscription

1.1                      The above signed (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units of the Company's common stock (the "Units") as set out on page 2 of this Subscription Agreement at a price of US$0.35 per Unit (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2                       Each Unit will consist of one share of common stock in the capital of the Company (each, a "Share"); and one common share purchase warrant (each a “Warrant”) subject to adjustment. Each whole Warrant shall be non-transferable and shall entitle the holder thereof to purchase one share of common stock in the capital of the Company (each, a “Warrant Share”), as presently constituted, for a period of twenty-four months commencing from the Closing (as defined hereafter), at a price per Warrant Share of US$0.50. The Shares, Warrants and Warrant Shares are referred to as the “Securities”.

1.3                       The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.4 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of Canada.

2.                       Payment

2.1                       The Subscription Proceeds must accompany this Subscription and shall be paid to the Company by certified cheque, bank draft of money order. If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company without further authorization from the Subscriber.

2.2                       The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.3                       Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

3.                       Questionnaires and Undertaking and Direction

3.1                      The Subscriber must complete, sign and return to the Company the following documents:

(a)	One (1) executed copy of this Subscription Agreement;

(b)	the US Questionnaire in the form attached as Appendix 1; and

(c)	the Canadian Questionnaire in the form attached as Appendix 2.

3.2                      The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.                       Closing

4.1                      Closing of the purchase and sale of the Securities shall be deemed to be effective on such date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

5.                       Acknowledgements of Subscriber

5.1                      The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company. If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(d)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)

by completing the Canadian Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided for in National Instrument 45-106 ("NI 45-106") adopted by the Canadian Securities Administrators (the "CSA");

(f)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (the "Company Information");

(g)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(h)	by execution of this Subscription Agreement the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(i)

all information which the Subscriber has provided to the Company in the Questionnaire is correct and complete as of the date the Questionnaire is signed, and if there should be any change in such information prior to the Subscription being accepted by the Company, the Subscriber will immediately provide the Company with such information;

(j)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Questionnaire;

(k)

it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(m)

it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(n)

none of the Securities are listed on any stock exchange and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(o)

it is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(p)

the Subscriber is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

(q)

the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

(r)	no documents in connection with the sale of the Securities hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

(s)	there is no government or other insurance covering any of the Securities; and

(t)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.                       Representations, Warranties and Covenants of the Subscriber

6.1                      The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set forth on page 2 underneath the Subscriber’s name and signature;

(b)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(c)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(d)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(e)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(f)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h)

it understands and agrees that none of the Securities have been registered under the 1933 Act or any state securities laws, and, unless so registered, none may be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein) except pursuant to an exemption from, or in a transaction not subject to, the Registration Requirements of the 1933 Act and in each case only in accordance with state securities laws;

(i)

it is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Securities with any other person;

(j)	it is able to fend for itself in the Subscription and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)

if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(l)

it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(m)	the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)

is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

	(iv)	represents and warrants that the acquisition of the Securities by the Subscriber does not trigger any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(n)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably

(o)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board.

6.2                      In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.                       Acknowledgement and Waiver

7.1                      The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.                       Representations and Warranties will be Relied Upon by the Company

8.1                      The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9.                       Resale Restrictions

9.1                     The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee as set forth in paragraph 6 of this Subscription Agreement. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.                     Registration Rights

10.1                    Registration Procedures and Other Matters

(a)	The Company shall:

(i)

as soon as possible but in any event not later than the 30th day after the Closing (or, if such day is a Saturday, Sunday or holiday, then by the next succeeding business day), file a registration statement on Form S-1 (or, if Form S-1 is not then available, on such form of registration statement as is then available to effect a registration) to enable the resale of the Shares, and the shares underlying the Warrants, by the Subscriber from time to time (the "Registration Statement");

(ii)

use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible, but in any event not later than the earlier of (a) the 150th day following the Closing, and (b) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments;

(iii)

furnish to the Subscriber with respect to the Shares, and the shares underlying the Warrants, registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Subscriber may reasonably request in writing, in order to facilitate the public sale or other disposition of all or any of the Shares by the Subscriber; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Subscriber shall be subject to the receipt by the Company of reasonable assurances from the Subscriber that the Subscriber will comply with the applicable provisions of the 1933 Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(iv)

bear all expenses in connection with the procedures in paragraph (i) through Error! Reference source not found. of this Section 10.1 (other than any underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Subscriber, including attorneys’ fees); and

(v)

advise the Subscriber in writing promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

10.2                     Transfer of Shares After Registration; Suspension

(a)

The Subscriber agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a "sale" within the meaning of the 1933 Act, except as contemplated in the Registration Statement referred to in Section 10.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Subscriber or its plan of distribution.

(b)

Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares, and the shares underlying the Warrants, being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Subscriber copies of any documents filed pursuant to Section 10.2(b)(i) as the Subscriber may reasonably request; and (iii) inform each Subscriber that the Company has complied with its obligations in Section 10.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Subscriber to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Subscriber pursuant to Section 10.2(b)(i) hereof when the amendment has become effective).

(c)

Subject to paragraph (d) below, in the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Subscriber (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Subscriber will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Subscriber's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.

(d)

Provided that a Suspension is not then in effect, the Subscriber may sell the Shares, and the shares underlying the Warrants, under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares, as applicable. The Company shall provide such number of current Prospectuses to the Subscriber as the Subscriber may reasonably request, and shall supply copies to any other parties reasonably requiring such Prospectuses.

10.3                     Information Available. So long as the Registration Statement is effective covering the resale of Shares, and the shares underlying the Warrants, owned by the Subscriber, the Company will, at Subscriber's written request, furnish to the Subscriber:

(a)

as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

(b)	any and all exhibits to the reports set forth in Section 10.3(a) as filed with the SEC and all other information that is made available to shareholders; and

(c)	an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

11.                       Legending and Registration of Subject Securities

11.1                      The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

And in addition to the foregoing:

“UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.”

11.2                      The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.                       Notices to Residents of the European Economic Area

12.1                      In relation to each member state of the European Economic Area (the “EEA”) which has implemented Directive 2003/71/EC (the “Prospectus Directive”) (each, a “Relevant Member State”), Shares may only be offered or sold in the Relevant Member State under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000; and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided that no such offer of Shares shall result in a requirement for the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

13.                       Costs

13.1                      The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

14.                       Governing Law

14.1                      This Subscription Agreement is governed by the laws of the Province of British Columbia and the laws applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the Province of British Columbia.

15.                       Survival

15.1                      This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.                       Assignment

16.1                      This Subscription Agreement is not transferable or assignable.

17.                       Execution

17.1                      The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

18.                       Severability

18.1                      The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

19.                       Entire Agreement

19.1                      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20.                       Notices

20.1                      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

21.                       Counterparts

21.1                      This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

APPENDIX 1

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Securities of Lexaria Corp. (the “Company”). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act. This Questionnaire is not an offer of shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

__________	Category 1	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

__________	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000, excluding the value of such person’s primary residence;

__________	Category 3	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________	Category 4	A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors;

__________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

__________	Category 6	A director or executive officer of the Company;

__________	Category 7	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

__________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______day of _________________, _______.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity and Tax I.D. No.	Social Security/Tax I.D. No.

All Subscribers resident in Canada must complete the Canadian Questionnaire. APPENDIX 2

SCHEDULE A

CANADIAN QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (check one or more of the following boxes):

(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]

(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]

(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(F)	an accredited investor	[ ]

(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]

(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]

(I)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	[ ]

3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executiveofficer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.	if the Subscriber is resident in Ontario, the Subscriber is (check one or more of the following boxes):

(A)	a founder of the Company

(B)	an affiliate of a founder of the Company

(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company

(D)	a person that is a control person of the Company

(E)	an accredited investor

(F)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000

5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6.

if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________day of __________________, _______.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity